UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2007
SCHERING-PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-6571	22-1918501
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-4.1: THIRD SUPPLEMENTAL INDENTURE
EX-5.1: OPINION OF MCCARTER & ENGLISH, LLP
EX-99.1: PRESS RELEASE

Item 8.01. Other Events.
Schering-Plough Corporation is filing this 8-K to incorporate by reference certain materials into its Registration Statement on Form S-3 (File No. 333-145055) in connection with the underwritten registered public offering of $1 billion aggregate principal amount of 6.00% Senior Notes due 2017 and $1 billion aggregate principal amount of 6.55% Senior Notes due 2037.
On September 12, 2007, Schering-Plough issued a related press release announcing that it had agreed to sell the 6.00% Senior Notes due 2017 and 6.55% Senior Notes due 2037, and the press release is attached to this 8-K as Exhibit 99.1. In connection with the offering,
Schering-Plough entered into (i) an Underwriting Agreement on September 12, 2007, attached as Exhibit 1.1; and (ii) a Third Supplemental Indenture dated September 17, 2007, between Schering-Plough Corporation and The Bank of New York, supplemental to the indenture dated November 26, 2003 between Schering-Plough Corporation and The Bank of New York, attached as Exhibit 4.1.
The offering was made under a shelf registration statement filed with the Securities and Exchange Commission on August 2, 2007.
Item 9.01. Financial Statements and Exhibits.
Pursuant to this Form 8-K, Schering-Plough Corporation is filing Exhibits 1.1, 4.1, 5.1, and 23.1 for incorporation by reference into Schering-Plough Corporation’s Registration on Form S-3 (File No. 333-145055).
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

1.1	Underwriting Agreement, dated September 12, 2007.

4.1	Third Supplemental Indenture between Schering-Plough Corporation and The Bank of New York (including form of Notes), dated September 17, 2007, supplemental to the indenture dated November 26, 2003 between Schering-Plough Corporation and The Bank of New York.

5.1	Opinion of McCarter & English, LLP.

23.1	Consent of McCarter & English, LLP (included as part of Exhibit 5.1).

99.1	Press Release, dated September 12, 2007, entitled “Schering-Plough Announces Pricing of Senior Notes Offering.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: /S/ Susan Ellen Wolf
Susan Ellen Wolf
Corporate Secretary,
Vice President — Corporate Governance and
Associate General Counsel

Date: September 17, 2007

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated September 12, 2007.

4.1	Third Supplemental Indenture between Schering-Plough Corporation and The Bank of New York (including form of Notes), dated September 17, 2007, supplemental to the indenture dated November 26, 2003 between Schering-Plough Corporation and The Bank of New York.

5.1	Opinion of McCarter & English, LLP.

23.1	Consent of McCarter & English, LLP (included as part of Exhibit 5.1).

99.1	Press Release, dated September 12, 2007, entitled “Schering-Plough Announces Pricing of Senior Notes Offering.”